Note 16 - Employee Benefit Plans	12 Months Ended
Dec. 31, 2014
Compensation and Retirement Disclosure [Abstract]
Pension and Other Postretirement Benefits Disclosure [Text Block]

NOTE 16 - EMPLOYEE BENEFIT PLANS

The Company maintains a 401(k) Plan for the benefit of all eligible employees. Upon ongoing approval of the Board of Directors, the Company matches 100 percent of employee contributions up to the first three percent of compensation, plus 50 percent of employee contributions on the next two percent of compensation, subject to certain adjustments and limitations. The Company may also make an elective three percent contribution to the Plan accounts of all eligible employees. Contributions made to the Plan in 2014 and 2013 amounted to $127,000 and $118,000, respectively.

The Company entered into a Supplemental Executive Retirement Plan (SERP) during 2008 with its Chief Executive Officer. The Company accrued deferred compensation expense of $231,000 and $211,000 in 2014 and 2013, respectively, in relation to this plan. The accrued liability for the SERP at December 31, 2014 and 2013 totaled $1,870,000 and $1,639,000, respectively.

The Company has entered into Endorsement Split Dollar Agreements with two of its executive officers relating to split dollar life insurance policies covering each of them. The Company is the sole owner of these life insurance policies and is required to maintain the policies in full force and effect and pay any premiums due on the policies. The agreements provide that if the executive’s death occurs before the earlier of the date of his termination of employment with the Company or the date that is six months after the executive attains age 70, the executive’s beneficiary will be entitled to the net death proceeds under the policies. The executive’s interest in the policies will be extinguished at the earlier of the date of his termination of employment or six months after the date on which he attains age 70, and the Company will be entitled to any remaining proceeds of the policies, provided a change in control has not occurred. In the event of a change in control prior to the termination of the executive’s employment, the Company is required to transfer to the executive ownership of the policy. The agreements also provide that the Company may not amend or terminate the executive’s interest in the policies unless the policies are replaced with comparable ones, including a new split dollar agreement. The agreements also provide for a claims and review procedure in the event persons have not received benefits under the agreement to which they believe they are entitled. If they had died on December 31, 2014, the death benefits payable to the executives’ beneficiaries upon the executive’s death would have totaled $2,811,000.

During 2014, the Company terminated an existing Endorsement Split Dollar Agreement with another of its executive officers. The terms of the split dollar agreement terminated were identical to those described above. In exchange for a payment of $271,000, which represented half of the policy’s cash surrender value, the Company sold ownership of the policy to the executive and relinquished all claims to future death benefits. The Company also agreed to make an annual payment of $120,000 to the executive, which he will use to timely pay the annual premium on the policy until the earliest of the executive’s separation from service, his death, or a change in control. If the annual premium for the policy is reduced for any reason, the annual payment to the executive will be reduced by the same amount. The death benefits associated with this policy total $7,500,000. Immediately prior to execution of the termination agreement, the death benefits payable to the executive’s beneficiaries would have totaled $6,780,000.